Trade payables	6 Months Ended
Jun. 30, 2023
Trade payables
Trade payables

18.Trade payables

	As at
	June 30,	December 31,
(in EUR 000)	2023	2022
Payables	2,659	1,873
Invoices to be received	2,031	3,112
Total Trade payables	4,690	4,985

The decrease in total trade payables of €295,000 as at June 30, 2023 is due to a decrease in invoices to be received of  €1.1 million which is compensated by the increase in trade payables of €0.8 million.